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                                                                Exhibit 10.8

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                    OPTIMUM HEALTH SERVICES OF FLORIDA, INC.

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                      PRIMARY CARE GROUP PROVIDER AGREEMENT



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This PRIMARY CARE GROUP PROVIDER Agreement, "Agreement", is made and entered into this ______ day of ________________, 199__ by and between Optimum Health Services of Florida, Inc. (hereinafter referred to as "COMPANY") and ________________________________, "GROUP PROVIDER".



                                   DEFINITIONS


Defined terms shall have the meanings assigned to them in Attachment A to this Agreement.



                                    RECITALS


0.1 WHEREAS, COMPANY plans to seek and enter into service agreements with health maintenance organizations and other healthcare insurers and managed healthcare organizations, "PLAN's", licensed to operate in the State of Florida for the provision of PLAN medical services, "Covered Services", to "Enrollees" on a prepaid basis.

0.2 WHEREAS, COMPANY hereby engages the GROUP PROVIDER to provide "Covered Services" to assigned Enrollees of GROUP PROVIDER in a manner which is in accordance with the generally accepted standards of care of the community within which the practice is located and, in accordance with the same standards and with the same time availability as offered his other patients.

0.3 NOW, THEREFORE, in consideration of the mutual promises hereinafter contained and other valuable consideration, the parties hereto agree as follows:



                                     PART 1

                              PROVIDER CREDENTIALS


1.1 GROUP PROVIDER assures that all persons employed, retained, or used by GROUP PROVIDER are licensed or are otherwise authorized by the State of Florida to practice under their healthcare profession, and that said licenses and/or authorizations have not been limited, restricted, or revoked.

1.2 GROUP PROVIDER agrees that no Covered Services may be rendered to any Enrollees assigned to GROUP PROVIDER until COMPANY has verified the credentials of each Physician and Healthcare Professional acting on behalf of GROUP PROVIDER. Such individuals must be fully licensed and in good standing to practice their profession in the State of Florida.

1.3 GROUP PROVIDER certifies that all information submitted to COMPANY for credentialing by COMPANY is true and correct.



                                     PART 2

                              PROFESSIONAL SERVICES


2.1 Upon selection and/or assignment of Enrollees to GROUP PROVIDER, Affiliated Provider shall manage the overall health care of those Enrollees by providing Covered Services within the Physician's specialty area of practice, and coordinating the delivery of other Covered Services required by the Enrollees. Affiliated Providers agree not to refer out those Covered Services to Enrollees that GROUP PROVIDER is medically qualified to provide and does provide to their non-Enrollee patients.

2.2 If an Enrollee unreasonably refuses to follow the course of medical treatment prescribed by Affiliated Provider, COMPANY shall reassign or, if necessary, recommend disenrollment of Enrollee from PLAN. GROUP PROVIDER may not terminate their relationship with an Enrollee due to Enrollee's medical condition nor the amount, variety, or cost of Covered Services required by Enrollee.

2.3 GROUP PROVIDER agrees Enrollee may, without cause, request transfer to another GROUP PROVIDER. GROUP PROVIDER shall provide patient records, reports, and other documentation regarding such Enrollee to COMPANY or to any Participating Provider assuming responsibility for care of member within ten (10) days of receipt of a proper written request for such documents, or sooner, as dictated by the medical needs of the Enrollee. Transfers by Enrollees shall be according to COMPANY's disenrollment and GROUP PROVIDER change procedures, as outlined in the COMPANY Provider Manual.


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2.4     GROUP PROVIDER shall facilitate any approved transfers of the responsibility for care of Enrollees in a timely fashion that ensures confidentiality and the continuance of appropriate care in a manner consistent with generally accepted standards of medical practice in the community.

2.5 In providing and claiming payment for Covered Services to Enrollees, GROUP PROVIDER shall comply with COMPANY's administrative policies and procedures. This shall include, but not be limited to, timely submission of Encounter Data. GROUP PROVIDER shall also comply with all applicable State and Federal laws and regulations relating to the delivery of Covered Services.

2.6 Affiliated Provider shall maintain affiliation on the medical staff of at least one of the COMPANY Participating Hospitals, or shall arrange for attending coverage at a Participating Hospital, and shall appropriate privileges within their specialty area of practice as indicated in a completed COMPANY Provider application submitted to COMPANY. GROUP PROVIDER shall immediately notify COMPANY in the event such affiliation and/or clinical privileges are modified, suspended, or revoked. If GROUP PROVIDER chooses to arrange for attending coverage,

        2.6.1 COMPANY must verify the credentials of said covering physician pursuant to Part 1 of this Agreement.

        2.6.2 GROUP PROVIDER will maintain financial responsibility for the provision of all attending Covered Services provided to Enrollees assigned to GROUP PROVIDER.

2.7 Except when an Emergency renders it unsafe or impractical, Affiliated Provider shall utilize only Referral Providers, and will not utilize other Providers to provide services to Enrollees unless specifically Authorized in advance by Medical Director or his/her designee. Affiliated Provider also agrees to obtain Referral Authorization or pre admission certification for certain Referral services, as identified from time to time by COMPANY.

2.8 Except when an Emergency renders it unsafe or impractical, Affiliated Providers agree to arrange for admission of Enrollees only to hospitals that are Participating Providers with COMPANY, and shall only admit Enrollees after receipt of an Authorization from the Medical Director or his/her designee.

2.9 Whenever an Enrollee requires the services of a Referral Provider, Affiliated Providers shall seek to obtain the services of a Participating Referral Provider according to the guidelines adopted by the Utilization Management Program.

2.10 GROUP PROVIDER shall maintain adequate personnel and facilities within the PLAN service area to meet their responsibilities under this Agreement. GROUP PROVIDER shall supervise all personnel employed by him/her, including, but not limited to, allied Healthcare Professionals. GROUP PROVIDER's personnel, equipment, and facilities shall be licensed or certified to the extent required by law.



                                     PART 3

                              PROVIDER OBLIGATIONS


3.1 Affiliated Provider agrees to provide the Covered Services outlined in Attachment B. These services shall be available to GROUP PROVIDER's Enrollees during Affiliated Provider's regular working hours, and urgent care twenty-four (24) hours per day, seven (7) days per week, including holidays, and without regard to the degree or frequency of utilization of such Covered Services by Enrollees. GROUP PROVIDER is responsible for notifying COMPANY, in writing seven (7) days in advance, of the names and telephone number of additional Physicians who will be providing coverage for GROUP PROVIDER's Enrollee's in the absence of Affiliated Provider(s). COMPANY will request verification of appropriate credentials on each such Physician. COMPANY reserves the right to accept or reject those Physicians and any decision by COMPANY is final and binding upon the GROUP PROVIDER.

3.2 GROUP PROVIDER agrees to obtain and maintain such policies of liability and malpractice insurance as are necessary to adequately cover all Affiliated Providers and their agents and/or employees against any claim for damages arising from personal injuries or death occasioned directly or indirectly in connection with performance of an act or omission by GROUP PROVIDER or their agents and/or employees. At a minimum, said policy shall provide two hundred and fifty thousand dollars ($250,000) per claim and seven hundred and fifty thousand dollars ($750,000) in the aggregate, unless otherwise specified in the State of Florida Statutes or AHCA Florida Administrative Code Rules. GROUP PROVIDER agrees to provide proof of said insurance to COMPANY upon demand. In addition, GROUP PROVIDER shall have a "tail" policy for a period not less than two
        (2) years following the effective termination date of the foregoing policy in the event said policy is a "claims made" policy. Said "tail" policy shall have the same policy limits as the primary professional liability policy.

3.3 GROUP PROVIDER shall maintain all required licensing necessary to conduct all business as defined in this Agreement. Such licensing shall include, but not be limited to, Affiliated Provider's license to practice medicine in the State of Florida, DEA licensing where applicable, and all licensing required of Affiliated Provider's employees. Pursuant to Section 5.2, if at any time such licensing becomes suspended or revoked, this Agreement shall immediately terminate as it pertains to that Affiliated Provider.

3.4 GROUP PROVIDER agrees to notify COMPANY immediately in the event of any of the following:


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OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
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        3.4.1   If the policies referred to in Section 3.2 are canceled or denied for any reason.

        3.4.2 Of any malpractice claims related to Covered Services provided to Enrollees.

        3.4.3 Suspension or relinquishment of any Affiliated Provider's license to practice medicine in the State of Florida.

        3.4.4 Suspension or relinquishment of any of Affiliated Provider's employee's and/or allied professional's licensing to provide healthcare services to Enrollees.

3.5 GROUP PROVIDER agrees to allow COMPANY and any PLAN(s) contracted with COMPANY the right to use the name, specialties, and other pertinent information concerning GROUP PROVIDER for purposes of providing Enrollment and marketing information in the course of COMPANY's business. GROUP PROVIDER may post a notice or sign in GROUP PROVIDER's and any Affiliated Provider 's place of business stating that GROUP PROVIDER is a Participating Provider with COMPANY and such contacted PLAN(s).

3.6 GROUP PROVIDER agrees to comply with any pharmaceutical formularies instituted and/or adopted by COMPANY and PLAN(s).

3.7 GROUP PROVIDER shall not differentiate or discriminate in its provision of Covered Services because of race, color, national origin, ancestry, religion, sex, marital status, sexual orientation, or age; and GROUP PROVIDER shall render Covered Services to Enrollees in the same manner, in accordance with the same standards, and within the same time availability as offered to non-Enrollee patients.



                                     PART 4

                                  COMPENSATION


4.1 GROUP PROVIDER shall be reimbursed by COMPANY as set forth in the Attachments to this Agreement.

4.2 The reimbursement set forth in the Attachments of this Agreement less any applicable copayment shall constitute GROUP PROVIDER's sole compensation for Covered Services rendered to Enrollees.

4.3 GROUP PROVIDER agrees to accept reimbursement from COMPANY as payment in full for Covered Services rendered to Enrollees. GROUP PROVIDER agrees not to bill or to assess any surcharge to COMPANY, or Enrollees for Covered Services regardless of whether or not payment is received from COMPANY. GROUP PROVIDER acknowledges that attempting to charge any surcharge, other than the Fee-for-Service Billaboves or Copayments set forth by PLAN, may result in termination of this Agreement or other appropriate action by COMPANY.

4.4 GROUP PROVIDER hereby agrees that in no event, including but not limited to, non-payment by COMPANY, COMPANY insolvency, or breach of this Agreement, shall GROUP PROVIDER bill, charge, collect a deposit from, seek compensation remuneration, or reimbursement from, or have any recourse against Enrollees or persons other than COMPANY acting on their behalf, for Covered Services provided pursuant to this Agreement. This provision shall not prohibit collection of copayments on the COMPANY's behalf made in accordance with the terms of the applicable agreement between the Enrollee and PLAN. GROUP PROVIDER further agrees that:

        4.4.1 This provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for benefit of the Enrollee, and

        4.4.2 This provision supersedes any oral or written contrary agreement now existing or hereafter entered into between GROUP PROVIDER and Enrollee or persons on their behalf.

4.5 COMPANY has or intends to enter into a medical services agreement with PLAN, "the TPA Agreement". PLAN is a health maintenance organization, healthcare insurer, or managed healthcare organization licensed by the State of Florida pursuant to Chapter 641, Part I and Part III of the Florida Statutes. Under the PLAN Agreement, COMPANY has contracted to arrange for the provision of medical services, supplies, and administration to Enrollees. COMPANY entered this Agreement with GROUP PROVIDER to provide medical services to Enrollees as set forth in the TPA Agreement. COMPANY and GROUP PROVIDER acknowledge that as the entity accredited by the Florida Department of Insurance, PLAN has the financial responsibility to ensure that Enrollees receive the healthcare services for which they have contracted and nothing in this Agreement relieves PLAN of the ultimate financial responsibility for the delivery of healthcare services to Enrollees.

4.6 Primary Care Covered Services provided to Enrollees by GROUP PROVIDER shall be submitted to COMPANY on a HCFA 1500 claim form within sixty
        (60) days from the date of service. Unless otherwise specified, compensation to GROUP PROVIDER for these Primary Care Covered Services shall not exceed the amounts as shown in the Attachments to this Agreement. Any claims submitted to COMPANY after sixty (60) days from the date of service will not be reimbursed to GROUP PROVIDER.

4.7     Hold Harmless Clause:


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OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
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        4.7.1   COMPANY agrees that at all times during the term of this
                Agreement COMPANY shall indemnify, defend, and hold GROUP PROVIDER and its employees harmless from and against all claims, damages, causes of action, cost, or expense, including court costs and reasonable attorney fees, to the extent proximately caused by any negligent act or wrongful conduct arising as a result of any action or inaction caused by COMPANY or any of their personnel in the performance or omission of any act or responsibility assumed or deemed to have been assumed by COMPANY pursuant to this Agreement.

        4.7.2 GROUP PROVIDER agrees that at all times during the term of this Agreement, GROUP PROVIDER shall hold COMPANY and its employees, officers, directors, agents, and ACHA harmless from and against all claims, damages, causes of action, cost, or expense, including court costs and reasonable attorney fees, to the extent proximately caused by any negligent act or wrongful conduct arising as a result of any action or inaction caused by GROUP PROVIDER or any of their personnel in the performance or omission of any act or responsibility assumed or deemed to have been assumed by GROUP PROVIDER pursuant to this Agreement.

4.8 COMPANY may amend any financial arrangements offered to GROUP PROVIDER in the Attachments to this Agreement upon thirty (30) days written notice to GROUP PROVIDER. COMPANY may exercise amendment to the financial arrangements of this contract in the event that at least one of the following circumstances occur:

        4.8.1 Significant changes made to the financial arrangements between COMPANY and PLAN.

        4.8.2 Significant changes made to Covered Services as defined in this Agreement.

        4.8.3 Regulatory changes made by any State or Federal agency that would cause either Section 4.8.1 or 4.8.2 to occur.

        If none of the above circumstances are met, any amendment to the financial arrangements of this Agreement will be handled pursuant to
        Section 10.1 of this Agreement.



                                     PART 5

                              TERM AND TERMINATION


5.1 This Agreement shall start from the date signed by COMPANY through December 31st of the year signed by COMPANY. This Agreement shall be automatically renewed and extended for one year periods from and after the expiration date, unless either party delivers notice of termination to the other at least ninety (90) days before the effective date of the termination, except when termination is made by COMPANY for cause.

5.2 This Agreement may be terminated by COMPANY as of the end of a calendar month, without cause, by giving ninety (90) days prior written notice to GROUP PROVIDER. This Agreement may be terminated by GROUP PROVIDER as of the end of a calendar month, without cause, by giving ninety (90) days prior written notice to COMPANY.

5.3 Termination of this Agreement by COMPANY for cause is effective immediately. Cause for termination includes, but may not be limited to:

        5.3.1 Revocation, suspension, or restrictions of Affiliated Provider's license, certification, or medical staff membership or clinical privileges at an COMPANY Participating hospital.

        5.3.2   Failure to provide services of acceptable quality.

        5.3.3 Failure to attend and adhere to this Agreement or the bylaws or reasonable rules, regulations, or requirements adopted by COMPANY relating to the provision of Covered Services.

        5.3.4 Acts or omissions constituting unprofessional or unethical conduct.

        5.3.5   Cause pursuant to Section 7.1.

5.4 Termination, pursuant to Section 5.3.1, may be exercised upon individual Affiliated Provider(s) only, provided that such cause is not materially damaging to the successful execution of this Agreement.

5.5 In the event this Agreement is terminated, the right of compensation shall extend to the effective date of termination.

5.6 COMPANY shall promptly make reasonable and medically appropriate arrangements for the continued care of Enrollees upon termination of this Agreement, whether in whole or as it applies to individual Affiliated Providers pursuant to Section 5.4. Until such arrangements have been made, Affiliated Provider shall continue to provide care or treatment to Enrollees then under their care or treatment for a period of up to thirty (30) days from the date of termination.


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5.7     GROUP PROVIDER shall look solely to COMPANY or PLAN for compensation according to this Agreement for Covered Services provided to Enrollees pursuant to Section 5.4.

5.8 In the event that any agreement between COMPANY and any PLAN is terminated, COMPANY shall have the right to terminate this Agreement by giving thirty (30) days written notice to GROUP PROVIDER.

5.9 In the event that any State or Federal Agency or Court of Law determines that this Agreement violates any law or regulation, COMPANY or GROUP PROVIDER may terminate this Agreement upon thirty (30) days written notice to the other party. This notice period may be shortened if such determination made by the ruling State or Federal Agency or Court of Law requires a shorter period.

5.10 GROUP PROVIDER shall provide ninety (90) days advance written notice to COMPANY and the Department of Insurance before canceling this Agreement for any reason.

5.11 Nonpayment for goods or services rendered by GROUP PROVIDER to COMPANY Enrollees shall not be a valid reason for avoiding the ninety (90) day advance notice of cancellation, pursuant to Section 5.9.

5.12 Upon receipt by COMPANY of a ninety (90) day cancellation notice, COMPANY may, if requested by GROUP PROVIDER, terminate this Agreement in less than ninety (90) days if COMPANY and PLAN are not financially impaired or insolvent.



                                     PART 6

                      RECORD MAINTENANCE AND ACCESSABILITY


6.1 GROUP PROVIDER agrees to maintain complete and accurate fiscal records, as well as medical and social records, applying solely to Enrollees for whom the GROUP PROVIDER has claimed and received payment. GROUP PROVIDER and its' Affiliated Providers shall maintain such records as are necessary for evaluation of the quality, appropriateness and timeliness of services performed under this Agreement. Said records will be made available for fiscal audit, medical audit, medical review, utilization review, any State or Federal agency audits, and any other periodic monitoring upon request of authorized representatives of COMPANY. GROUP PROVIDER further agrees to reimburse COMPANY within thirty (30) days after COMPANY's request for such payment any and all amounts determined to be payable to COMPANY by GROUP PROVIDER as a result of such audit and any State and/or Federal disallowances lawfully imposed on COMPANY or PLAN. Said records shall be retained for a period of at least seven (7) years after the start date of the applicable retention period (in case of a minor, records shall be retained for at least seven (7) years after age of majority), or until resolution of any ongoing audit occurs, whichever is later.

6.2 Medical records of Enrollees shall be treated as confidential and shall be maintained in compliance with all State and/or Federal laws and regulations regarding the ownership and confidentiality of patient records.



                                     PART 7

                                 QUALITY OF CARE


7.1 At all times while this Agreement is in effect, Affiliated Providers shall be licensed without restriction as a Physician in the State of Florida, shall hold DEA certification without restriction, and shall be approved by the credentialing committee of COMPANY. This Agreement shall be terminated immediately if Affiliated Provider ceases to be so qualified at any time, as it pertains to that Affiliated Provider.

7.2 GROUP PROVIDER shall participate in the Quality Management and Utilization Management Programs, and shall participate in a program of continuing education consistent with such requirements as COMPANY may adopt. GROUP PROVIDER will be obligated to cooperate fully within such programs and procedures, including, but not limited to, pre-admission certification of all elective Hospital admissions, pre-Authorization certification of Referrals, and Referrals of certain identified ancillary services.



                                     PART 8

                                 CONFIDENTIALITY


8.1 GROUP PROVIDER shall not release information regarding the terms set forth in this Agreement to any person or entity without the written consent of COMPANY, except such information as may be necessary to disclose to agents, affiliates, attorneys, or patients in order to carry out the terms of this Agreement. GROUP PROVIDER recognizes that all material provided by COMPANY, except for material prepared and/or provided by any State or Federal regulatory bodies, is the proprietary property of COMPANY and GROUP


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        PROVIDER shall not disclose or release such material to any third party, with the exception of above mentioned regulatory bodies and then, only to the extent appropriate, or as otherwise provided herein, without the prior written consent of COMPANY. Upon termination of this Agreement, GROUP PROVIDER agrees to return all such materials, including copies thereof, whether authorized or not, to COMPANY. In addition, GROUP PROVIDER shall not use any of the above referenced materials including, but not limited to, Enrollee listings, directly or indirectly, to further the business purposes of any other entity, including, but not limited to, COMPANY's, health maintenance organizations, and preferred provider organizations. The above shall not apply if disclosure is made pursuant to a court order, provided COMPANY is immediately informed of such order and has had the opportunity to seek relief. This Part shall survive the termination of this Agreement. The parties agree that any violation of this Part by GROUP PROVIDER shall result in irreparable injury to COMPANY. Therefore, in addition to any remedies otherwise available to the COMPANY, COMPANY is hereby entitled to have a court issue an injunction enjoining and restraining GROUP PROVIDER and any related parties or individuals from violating this Part.



                                     PART 9

                               COMPANY OBLIGATIONS


9.1 COMPANY shall seek and enter into contracts with PLANS and monitor the healthcare performance of Affiliated Providers and their Enrollees under such contracts.

9.2 COMPANY shall institute a Quality Management and Utilization Management Program as defined in Attachment A, along with committees comprised of Primary Care and Referral Providers to oversee the implementation and administration of these Programs. COMPANY will provide GROUP PROVIDER with a Provider manual defining policies and procedures for the administration of these Programs.

9.3 COMPANY will develop a dispute resolution process, including a formal grievance procedure, for handling complaints and/or concerns of GROUP PROVIDER. Such procedure will be defined in the Provider manual provided to GROUP PROVIDER.



                                     PART 10

                                  MISCELLANEOUS


10.1 In the case of amendment of any Part of this Agreement by COMPANY, except in the case outlined Section 4.8, COMPANY must give written notice of such amendment to GROUP PROVIDER with a time frame of no more than thirty (30) days from which said amendment will take effect unless objected to by at least fifty-one percent (51.0%) of all GROUP PROVIDERS to which said amendment is added.

10.2 All notices and demands of any kind shall be in writing and personally delivered or sent by first class mail to either party at the address that either party designates in this Agreement. Any such notice to GROUP PROVIDER shall be effective immediately upon personal delivery or five
        (5) days after deposit with the United States Postal Service. Any such notice to COMPANY shall be effective immediately upon receipt.

10.3 If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable by reason of any rule of law or public policy, all other provisions of this Agreement shall nevertheless remain in effect. No provision of this Agreement shall be deemed dependent on any other provision unless so expressed herein.

10.4 This Agreement shall be interpreted, construed, and governed according to the laws of the State of Florida.

10.5 GROUP PROVIDER shall not, without the written consent of COMPANY, transfer or assign this Agreement or any rights or obligations under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties to it, and their respective heirs, legal representatives, successors, and assigns. COMPANY may assign this Agreement without approval of GROUP PROVIDER.

10.6 This Agreement constitutes the entire Agreement between the parties and shall bind and inure to the benefit of both COMPANY and GROUP PROVIDER and their respective successors, assigns, heirs, and personal representatives subject to the restrictions on assignment contained herein.

10.7 The Part headings used in this Agreement are for reference and convenience only and shall not in any way limit or amplify the terms and provisions hereof nor affect the interpretation of this Agreement.

10.8    In the event the parties are unable to resolve disputes, pursuant to
        Section 9.3, the parties agree to submit the matter to binding arbitration in accordance with the rules of the American Arbitration Association, which arbitration shall be handled whenever practical


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        in the City of Tampa, Hillsborough County, Florida. The parties expressly covenant and agree to be bound by the decisions of the arbitrator(s) and accept any decision by a majority of the arbitrators as a final determination of the matter in dispute. The arbitrator(s) may in any such proceedings award all court costs and attorney's fees to the prevailing party.

10.9 None of the provisions of this Agreement are intended to create nor shall be deemed or construed to create any relationship between the parties hereto other than that of independent contractors. Neither of the parties hereto, nor any of their respective officers, directors, or employees shall act as nor be construed to be the agent, employee, or representative of the other.

10.10 The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach thereof.

10.11 For the term of this Agreement, and for a period of twelve (12) months after the termination of this Agreement, GROUP PROVIDER shall not engage in the persuasion of an Enrollee to disenroll from PLAN, to discontinue their relationship with COMPANY.

10.12 In the event the provision of services provided for herein conflicts with those of a Participating PLAN, services provided may be amended in accordance with Section 10.1.

If the foregoing correctly sets forth the understanding between COMPANY and GROUP PROVIDER, please indicate in the space provided for that purpose below, whereupon this shall constitute a binding Agreement.






OPTIMUM HEALTH SERVICES OF FLORIDA, INC.


BY:                     Christian E. Miller
                        -------------------

DATE:
                        -----------------------------

TITLE:                  Vice President of Operations
                        ----------------------------

SIGNATURE:
                        -----------------------------

ADDRESS:                17757 US 19 North, Suite 350
                        ----------------------------

                        Clearwater, Florida 33764
                        -------------------------




GROUP PROVIDER


BY:
                        -----------------------------

DATE:
                        -----------------------------

TITLE:
                        -----------------------------

SIGNATURE:
                        -----------------------------

ADDRESS:
                        -----------------------------


                        -----------------------------


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                                  ATTACHMENT A

                                   DEFINITIONS


1.1 "AFFILIATED PROVIDER" means a Provider contracted with GROUP PROVIDER (as listed in Attachment G).

1.2 "ATTACHMENTS" means Attachments A through H, which are incorporated herein.

1.3 "AUTHORIZATION" means a QM/UM Program determination made by or on behalf of COMPANY for a specific non-Emergent COMPANY Covered Service to be provided or arranged for an Enrollee, to be directed by Affiliated Provider to a Referral Provider, or Emergent COMPANY Covered Service provided, including without limitation, the extent and duration of such Medically Necessary Covered Service for an Enrollee.

1.4 "COPAYMENT" means any and all charges collectable directly by GROUP PROVIDER and/or Affiliated Provider from Enrollee as payment in addition to Capitation or Fee-for Service Payments for Covered Services as defined by the Enrollee's Group Benefits Agreement.

1.5 "COVERED SERVICES" shall mean those healthcare benefits that an Enrollee is entitled to receive from a Participating Provider pursuant to the applicable Enrollee Group Benefits Agreement.

1.6 "ENCOUNTER FORM" means a HCFA 1500 or a form supplied to GROUP PROVIDER by COMPANY upon which the GROUP PROVIDER enters all information relative to Enrollee's use of capitated Billaboves and Primary Care Covered Services.

1.7 "EMERGENCY" means the sudden and unexpected onset of a symptom, illness, or injury, which in the judgment of a Physician requires immediate diagnosis and/or treatment to alleviate or attempt to prevent loss of life, irreparable physical damage, or serious impairment of bodily function.

1.8 "EMERGENCY SERVICES" means medical screening examination and evaluation by a Physician, or, to the extent permitted by applicable laws, by other appropriate personnel under the supervision of a Physician, to determine whether an Emergency medical condition exists, and if it does, the inpatient or outpatient Covered Services, provided by an appropriate source which is necessary to relieve or eliminate the Emergency medical condition, within or outside the Service Area, which may not be delayed until Participating Physicians can be used without possible serious effects on the health of the Enrollee. Such services must be or appear to be needed immediately to prevent the death of the Enrollee or serious impairment of the Enrollee's health, and are considered Emergency Services as long as the transfer of the Enrollee to an appropriate Participating Physician is precluded because of the risk to the Enrollee 's health, or the distance and nature of illness involved would make such transfer unreasonable.

1.9 "ENROLLEE" means an individual enrolled with PLAN, including, but not limited to eligible newborn children and dependents, entitled to receive Covered Services.

1.10 "GROUP BENEFITS AGREEMENT" means the document distributed by PLAN to its Enrollees describing all Covered Services in the PLAN.

1.11 "HEALTHCARE PROFESSIONAL" means any nurse, physician extender (e.g., nurse practitioner, physician assistant) and other allied health professional, including but not limited to health educator, laboratory technologist, audiologist, speech pathologist, psychologist, podiatrist, dentist, physical therapist, occupational therapist, clinical social worker, marriage, family and child counselor, optometrist or dispensing optician, who is licensed by the State of Florida if required and who provides certain Covered Services to COMPANY Enrollees through an Agreement with COMPANY.

1.12 "INSTITUTION" means any facility licensed by the State of Florida as an acute care hospital, ambulatory surgery center, skilled nursing facility, hospice, or other urgent care center.

1.13 "MEDICAL DIRECTOR" means a Physician appointed by COMPANY to oversee all COMPANY medical affairs including QM and UM.

1.14 "MEDICALLY NECESSARY" shall be defined by COMPANY in the exercise of the Utilization Management Program. This shall include due consideration of whether Covered Services are:

        1.14.1 Appropriate for the symptoms, diagnosis or treatment of a condition, illness or injury; and

        1.14.2 Provided for the diagnosis or the direct care and treatment of a condition, illness, or injury; and

        1.14.3 In accordance with the standards of good medical practice within the surrounding community; and

        1.14.4  Not solely for the convenience of the Enrollee or Provider.

        The Medical Director or his designee, subject to the applicable dispute resolution and member grievance procedures of the Utilization Management Program, shall make the final decision of whether a treatment is Medically Necessary.


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6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
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


--------------------------------------------------------------------------------

1.15 "NON-COVERED SERVICE" means those services which COMPANY enrollees are not entitled to receive pursuant to the applicable Enrollee benefit package and/or those services considered not Medically Necessary.

1.16 "PARTICIPATING PROVIDER" means a Provider that has entered into an Agreement with COMPANY to provide Covered Services to Enrollees.

1.17 "PHYSICIAN" means any doctor of medicine, osteopathy, chiropractor, or dental surgery licensed by the State of Florida.

1.18 "PLAN" means the entity described in Recitals, Paragraph 1 of this Agreement.

1.19 "PRIMARY CARE COVERED SERVICES" mean those Covered Services defined in Attachment B of this GROUP PROVIDER Agreement.

1.20 "GROUP PROVIDER" means a Participating Physician who has been selected by and/or assigned Enrollees to provide Primary Care Covered Services, Billaboves, and coordinating all referral Covered Services.

1.21 "PROVIDER" means the Physicians, Institution, Healthcare Professionals, pharmacies, ambulance companies, ancillary entities, and other licensed healthcare entities who provide Covered Services.

1.22 "REFERRAL PROVIDER" shall mean a Participating Provider who performs Covered Services that are not Primary Care Covered Services, within their designated specialty(s) as defined in their Provider Agreement with COMPANY.

1.23 "QUALITY MANAGEMENT PROGRAM" (QM) means a program approved by COMPANY, directed by Participating Providers and designed to assure the provision of quality Covered Services to Enrollees.

1.24 "UTILIZATION MANAGEMENT PROGRAM" (UM) means a program approved by COMPANY and designed to review the appropriate utilization of Covered Services provided to Enrollees.








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OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
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


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                                  ATTACHMENT B

                          PRIMARY CARE COVERED SERVICES


Primary Care Covered Services shall include the following:

1.1 Covered Services rendered by an Affiliated Provider at the Affiliated Provider's office, Enrollees home, by telephone, or elsewhere when dictated by the need for preventive, diagnostic, or therapeutic care for the treatment of a particular injury, illness, or disease which do not require the knowledge, skill, or expertise of a Referral Provider.

1.2 Covered Services rendered by an Affiliated Provider for the purpose of enabling Enrollees to make comprehensive, informed decisions about family size, spacing of births, or to receive assistance to determine the causes of infertility.

1.3 Covered Services aimed at identifying medical conditions of Enrollees under twenty-one years of age, including:

        1.3.1   Health screenings;

        1.3.2   Scheduling Assistance;

        1.3.3   Immunization administration; and

        1.3.4 Maintenance of a coordinated tracking system to monitor Enrollee through the entire range of screening and treatment.

1.4     Covered Services provided to Enrollees in the following categories:

        1.4.1   Periodic physical exams

        1.4.2   Preventive care check-ups

        1.4.3   Chronic disease follow-up

1.5 All resources required planning, directing, and coordinating the delivery of Covered Services to GROUP PROVIDER's Enrollees. Affiliated Provider shall arrange for all non-emergency Covered Services for which GROUP PROVIDER's Enrollees are eligible under the applicable Group Benefits Agreement.

1.6 The referral of Enrollee to a Participating Referral Provider or other Provider for Medically Necessary Covered Services according to the guidelines adopted by the Utilization Management Program.

1.7 GROUP PROVIDER shall bill COMPANY as necessary to reimburse any other Provider, e.g., covering Physicians, that provides any portion of the Primary Care Covered Services that are provided in agreements between COMPANY and Participating Providers. COMPANY will reimburse GROUP PROVIDER the rates as shown in the Attachments to this Agreement for those Covered Services.

1.8 Subject to Attachment B, Section 1.7, the rate of payment for Primary Care Covered Services provided shall be the usual and customary fee-for-service reimbursement for those services, and shall remain the responsibility of the GROUP PROVIDER.







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OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
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


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                                  ATTACHMENT C

   FINANCIAL ARRANGEMENTS - COMMERCIAL HMO ENROLLEES (NON-PEDIATRICIANS ONLY)



1.1 GROUP PROVIDER shall be reimbursed at the base rate of ##### of the Medicare Allowable Rate (Medicare RBRVS) for all Covered Primary Care Physician Services, as defined in Attachment B, provided to Enrollees during Period 1 of the Agreement (see below).

1.2 GROUP PROVIDER shall be reimbursed at the base rate of ##### of the Medicare Allowable Rate (Medicare RBRVS) for all Covered Primary Care Services, as defined in Attachment B, provided to Enrollees during Period 2 of the Agreement (see below).

1.3 GROUP PROVIDER shall be reimbursed the following rates for the following Covered Primary Care Services exclusive of the financial arrangements defined in Sections 1.1 and 1.2:

        1.3.1 Immunization Injections and Administration - (CPT 90700 - 90749, W9875, W9877)
        1.3.2   Preventive Visit, new, infant (CPT 99381)
        1.3.3   Preventive Visit, new, age 1-4 (CPT 99382)
        1.3.4   Preventive Visit, new, age 5-11 (CPT 99383)
        1.3.5   Preventive Visit, new, age 12-17 (CPT 99384)
        1.3.6   Preventive Visit, new, age 18-39 (CPT 99385)
        1.3.7   Preventive Visit, new, age 40-64 (CPT 99386)
        1.3.8   Preventive Visit, new, age 65 & over (CPT 99387)
        1.3.9   Preventive Visit, established, infant (CPT 99391)
        1.3.10  Preventive Visit, established, age 1-4 (CPT 99392)
        1.3.11  Preventive Visit, established, age 5-11 (CPT 99393)
        1.3.12  Preventive Visit, established, age 12-17 (CPT 99394)
        1.3.13  Preventive Visit, established, age 18-39 (CPT 99395)
        1.3.14  Preventive Visit, established, age 40-64 (CPT 99396)
        1.3.15  Preventive Visit, established, age 65 & over (CPT 99397)
        1.3.16  EPSDT

1.4 The base rate of ### of Medicare Allowable will be incrementally increased/decreased according to the following table and algorithm reflecting the GROUP PROVIDER'S performance to effectively cause improved patient outcomes due to successful Enrollee preventive management:

        Algorithm: Inpatient and other institutionally related bed days per thousand will be calculated semi-annually for all Enrollees assigned to GROUP PROVIDER. The calculation is as follows:

        Type of Bed Day*                                    Number of Adjusted Days per Incurred Bed Day
        ---------------                                     --------------------------------------------
        SNF/Hospice/Medical Rehab.                                               0.60
        Medical/Surgical/Pediatric                                               1.00
        ICU/CCU/NICU                                                             1.25

        *OB room and board, C-Section room and board, and newborn nursery inpatient bed days are not to be used in this calculation.

        Example:

        Enrollees:                                      5,000 per month @ 6 months (30,000 member months)
        Bed Days:
        SNF/Hospice/Medical Rehab.                      24          x           0.60                    =           14.4
        Medical/Surgical/Pediatric                      560         x           1.00                    =           560
        ICU/CCU/NICU                                    40          x           1.25                    =           50

        Total Bed Days:                                                                                 =           624.4
        DAYS PER THOUSAND:                              (624.4 / 30,000) x 12,000                       =           249.76


        The base rate of #### of Medicare Allowable will be incrementally increased/decreased as follows:

        Days per Thousand**                                     % of Medicare Allowable
        -------------------                                     -----------------------

---------------------------------------------------------------------------------------------------------------
            GREATER THAN OR EQUAL TO 220.0                                           MINIMUM RETURN
---------------------------------------------------------------------------------------------------------------
            219.9       to          210.0
            209.9       to          200.0
            199.9       to          190.0


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OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 12 of 26

--------------------------------------------------------------------------------

            189.9       to          180.0
            179.9       to          170.0
            169.9       to          160.0
---------------------------------------------------------------------------------------------------------------
            159.9       TO          150.0                                            BASE RATE
---------------------------------------------------------------------------------------------------------------
            149.9       to          140.0
            139.9       to          130.0
            129.9       to          120.0
            119.9       to          110.0
            109.9       to          105.0
            104.9       to          100.0
---------------------------------------------------------------------------------------------------------------
            LESS THAN 100.0                                                          MAXIMUM RETURN
---------------------------------------------------------------------------------------------------------------

        ** Calculated using the algorithm shown above.

        The semi-annual days per thousand calculation and its increase of the base rate will be effective for all claims incurred during the new six month period. Claims incurred from prior periods will be adjudicated under its adjusted rate schedule from that period.

1.5     The periods mentioned above shall refer to the following:

        1.5.1 Period 1: Beginning on the first day of the first month of the operational start of this Agreement, e.g., the first day that services are provided to Enrollees under the terms of this Agreement, through the last day of the sixth month or June 30th/December 31st on or after the last day of the sixth month, whichever is later.

        1.5.2 Period 2: Beginning on the first day after the close of Period 1, and after.






--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 13 of 26

--------------------------------------------------------------------------------

                                 ATTACHMENT C-1

     FINANCIAL ARRANGEMENTS - COMMERCIAL HMO ENROLLEES (PEDIATRICIANS ONLY)



1.1 GROUP PROVIDER shall be reimbursed at the base rate of #### of the Medicare Allowable Rate (Medicare RBRVS) for all Covered Primary Care Physician Services, as defined in Attachment B, provided to Enrollees during Period 1 of the Agreement (see below).

1.2 GROUP PROVIDER shall be reimbursed at the base rate of #### of the Medicare Allowable Rate (Medicare RBRVS) for all Covered Primary Care Services, as defined in Attachment B, provided to Enrollees during Period 2 of the Agreement (see below).

1.3 GROUP PROVIDER shall be reimbursed the following rates for the following Covered Primary Care Services exclusive of the financial arrangements defined in Sections 1.1 and 1.2:

        1.3.1 Immunization Injections and Administration - (CPT 90700 - 90749, W9875, W9877)
        1.3.2   Preventive Visit, new, infant (CPT 99381)
        1.3.3   Preventive Visit, new, age 1-4 (CPT 99382)
        1.3.4   Preventive Visit, new, age 5-11 (CPT 99383)
        1.3.5   Preventive Visit, new, age 12-17 (CPT 99384)
        1.3.6   Preventive Visit, new, age 18-39 (CPT 99385)
        1.3.7   Preventive Visit, new, age 40-64 (CPT 99386)
        1.3.8   Preventive Visit, new, age 65 & over (CPT 99387)
        1.3.9   Preventive Visit, established, infant (CPT 99391)
        1.3.10  Preventive Visit, established, age 1-4 (CPT 99392)
        1.3.11  Preventive Visit, established, age 5-11 (CPT 99393)
        1.3.12  Preventive Visit, established, age 12-17 (CPT 99394)
        1.3.13  Preventive Visit, established, age 18-39 (CPT 99395)
        1.3.14  Preventive Visit, established, age 40-64 (CPT 99396)
        1.3.15  Preventive Visit, established, age 65 & over (CPT 99397)
        1.3.16  EPSDT

1.4 Allowable will be incrementally increased/decreased according to the following table and algorithm reflecting the GROUP PROVIDER'S performance to effectively cause improved patient outcomes due to successful Enrollee preventive management:

        Algorithm: Inpatient and other institutionally related bed days per thousand will be calculated semi-annually for all Enrollees assigned to GROUP PROVIDER. The calculation is as follows:

        Type of Bed Day*                                                        Number of Adjusted Days per Incurred Bed Day
        ---------------                                                         --------------------------------------------
        SNF/Hospice/Medical Rehab.                                                                   0.60
        Medical/Surgical/Pediatric                                                                   1.00
        ICU/CCU/NICU                                                                                 1.25

        *OB room and board, C-Section room and board, and newborn nursery inpatient bed days are not to be used in this calculation.

        Example:

        Enrollees:                                      5,000 per month @ 6 months (30,000 member months)
        Bed Days:
        SNF/Hospice/Medical Rehab.                      24          x           0.60                    =           14.4
        Medical/Surgical/Pediatric                      560         x           1.00                    =           560
        ICU/CCU/NICU                                    40          x           1.25                    =           50

        Total Bed Days:                                                                                 =           624.4
        DAYS PER THOUSAND:                              (624.4 / 30,000) x 12,000                       =           249.76


        The base rate of #### of Medicare Allowable will be incrementally increased/decreased as follows:

        Days per Thousand**                                                     % of Medicare Allowable
        -------------------                                                     -----------------------

---------------------------------------------------------------------------------------------------------------
            GREATER THAN OR EQUAL TO 160.0                                           MINIMUM RETURN
---------------------------------------------------------------------------------------------------------------
            159.9       to          152.0
            151.9       to          144.0
            143.9       to          146.0
            145.9       to          138.0
            137.9       to          130.0


--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 14 of 26

--------------------------------------------------------------------------------

            129.9       to          122.0
---------------------------------------------------------------------------------------------------------------
            121.9       TO          114.0                                            BASE RATE
---------------------------------------------------------------------------------------------------------------
            113.9       to          106.0
            105.9       to          98.0
            97.9        to          90.0
            89.9        to          82.0
            80.9        to          74.0
            73.9        to          69.0
---------------------------------------------------------------------------------------------------------------
            LESS THAN 69.0                                                           MAXIMUM RETURN
---------------------------------------------------------------------------------------------------------------

        ** Calculated using the algorithm shown above.

        The semi-annual days per thousand calculation and its increase of the base rate will be effective for all claims incurred during the new six month period. Claims incurred from prior periods will be adjudicated under its adjusted rate schedule from that period.

1.5     The periods mentioned above shall refer to the following:

        1.5.1 Period 1: Beginning on the first day of the first month of the operational start of this Agreement, e.g., the first day that services are provided to Enrollees under the terms of this Agreement, through the last day of the sixth month or June 30th/December 31st on or after the last day of the sixth month, whichever is later.

        1.5.2 Period 2: Beginning on the first day after the close of Period 1, and after.






--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 15 of 26

--------------------------------------------------------------------------------

                                  ATTACHMENT D

                   FINANCIAL ARRANGEMENTS - MEDICARE ENROLLEES



1.1 GROUP PROVIDER shall be reimbursed at the base rate of ##### of the Medicare Allowable Rate (Medicare RBRVS) for all Covered Primary Care Physician Services, as defined in Attachment B, provided to Enrollees during Period 1 of the Agreement (see below).

1.2 GROUP PROVIDER shall be reimbursed at the base rate of ##### of the Medicare Allowable Rate (Medicare RBRVS) for all Covered Primary Care Services, as defined in Attachment B, provided to Enrollees during Period 2 of the Agreement (see below).

1.3 GROUP PROVIDER shall be reimbursed the following rates for the following Covered Primary Care Services exclusive of the financial arrangements defined in Sections 1.1 and 1.2:

        1.3.1   Preventive Visit, new, age 65 & over (CPT 99387)
        1.3.2   Preventive Visit, established, age 65 & over (CPT 99397)

1.4 The base rate of #### of Medicare Allowable will be incrementally increased/decreased according to the following table and algorithm reflecting the GROUP PROVIDER'S performance to effectively cause improved patient outcomes due to successful Enrollee preventive management:

        Algorithm: Inpatient and other institutionally related bed days per thousand will be calculated semi-annually for all Enrollees assigned to GROUP PROVIDER. The calculation is as follows:

        Type of Bed Day*                                                        Number of Adjusted Days per Incurred Bed Day
        ---------------                                                         --------------------------------------------
        SNF/Hospice/Medical Rehab.                                                                   0.60
        Medical/Surgical/Pediatric                                                                   1.00
        ICU/CCU/NICU                                                                                 1.25

        *OB room and board, C-Section room and board, and newborn nursery inpatient bed days are not to be used in this calculation.

        Example:

        Enrollees:                                      5,000 per month @ 6 months (30,000 member months)
        Bed Days:
        SNF/Hospice/Medical Rehab.                      24          x           0.60                    =           14.4
        Medical/Surgical/Pediatric                      560         x           1.00                    =           560
        ICU/CCU/NICU                                    40          x           1.25                    =           50

        Total Bed Days:                                                                                 =           624.4
        DAYS PER THOUSAND:                              (624.4 / 30,000) x 12,000                       =           249.76


        The base rate of #### of Medicare Allowable will be incrementally increased/decreased as follows:

        Days per Thousand**                                                     % of Medicare Allowable
        -------------------                                                     -----------------------

---------------------------------------------------------------------------------------------------------------
            GREATER THAN OR EQUAL TO 1,485.0                                         MINIMUM RETURN
---------------------------------------------------------------------------------------------------------------
            1,484.9     to          1,430.0
            1,429.9     to          1,375.0
            1,374.9     to          1,320.0
            1,319.9     to          1,265.0
            1,264.9     to          1,210.0
            1,209.9     to          1,155.0
---------------------------------------------------------------------------------------------------------------
            1,154.9     TO          1,100.0                                          BASE RATE
---------------------------------------------------------------------------------------------------------------
            1,099.9     to          1,045.0
            1,044.9     to          990.0
            989.9       to          935.0
            934.9       to          880.0
            879.9       to          825.0
            824.9       to          770.0
---------------------------------------------------------------------------------------------------------------
            LESS THAN 769.0                                                          MAXIMUM RETURN
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 16 of 26

--------------------------------------------------------------------------------

        ** Calculated using the algorithm shown above.

        The semi-annual days per thousand calculation and its increase of the base rate will be effective for all claims incurred during the new six month period. Claims incurred from prior periods will be adjudicated under its adjusted rate schedule from that period.

1.5     The periods mentioned above shall refer to the following:

        1.5.1 Period 1: Beginning on the first day of the first month of the operational start of this Agreement, e.g., the first day that services are provided to Enrollees under the terms of this Agreement, through the last day of the sixth month or June 30th/December 31st on or after the last day of the sixth month, whichever is later.

        1.5.2 Period 2: Beginning on the first day after the close of Period 1, and after.








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OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 17 of 26

--------------------------------------------------------------------------------

                                  ATTACHMENT E

      FINANCIAL ARRANGEMENTS - MEDICAID ENROLLEES (NON-PEDIATRICIANS ONLY)



1.1 GROUP PROVIDER shall be reimbursed at the base rate of #### of the Medicare Allowable Rate (Medicare RBRVS) for all Covered Primary Care Physician Services, as defined in Attachment B, provided to Enrollees during Period 1 of the Agreement (see below).

1.2 GROUP PROVIDER shall be reimbursed at the base rate of #### of the Medicare Allowable Rate (Medicare RBRVS) for all Covered Primary Care Services, as defined in Attachment B, provided to Enrollees during Period 2 of the Agreement (see below).

1.3 GROUP PROVIDER shall be reimbursed the following rates for the following Covered Primary Care Services exclusive of the financial arrangements defined in Sections 1.1 and 1.2:

        1.3.1 Immunization Injections and Administration - (CPT 90700 - 90749, W9875, W9877)
        1.3.2   Preventive Visit, new, infant (CPT 99381)
        1.3.3   Preventive Visit, new, age 1-4 (CPT 99382)
        1.3.4   Preventive Visit, new, age 5-11 (CPT 99383)
        1.3.5   Preventive Visit, new, age 12-17 (CPT 99384)
        1.3.6   Preventive Visit, new, age 18-39 (CPT 99385)
        1.3.7   Preventive Visit, new, age 40-64 (CPT 99386)
        1.3.8   Preventive Visit, new, age 65 & over (CPT 99387)
        1.3.9   Preventive Visit, established, infant (CPT 99391)
        1.3.10  Preventive Visit, established, age 1-4 (CPT 99392)
        1.3.11  Preventive Visit, established, age 5-11 (CPT 99393)
        1.3.12  Preventive Visit, established, age 12-17 (CPT 99394)
        1.3.13  Preventive Visit, established, age 18-39 (CPT 99395)
        1.3.14  Preventive Visit, established, age 40-64 (CPT 99396)
        1.3.15  Preventive Visit, established, age 65 & over (CPT 99397)
        1.3.16  EPSDT

1.4 The base rate of #### of Medicare Allowable will be incrementally increased/decreased according to the following table and algorithm reflecting the GROUP PROVIDER'S performance to effectively cause improved patient outcomes due to successful Enrollee preventive management:

        Algorithm: Inpatient and other institutionally related bed days per thousand will be calculated semi-annually for all Enrollees assigned to GROUP PROVIDER. The calculation is as follows:

        Type of Bed Day*                                                        Number of Adjusted Days per Incurred Bed Day
        ---------------                                                         --------------------------------------------
        SNF/Hospice/Medical Rehab.                                                                   0.60
        Medical/Surgical/Pediatric                                                                   1.00
        ICU/CCU/NICU                                                                                 1.25

        *OB room and board, C-Section room and board, and newborn nursery inpatient bed days are not to be used in this calculation.

        Example:

        Enrollees:                                      5,000 per month @ 6 months (30,000 member months)
        Bed Days:
        SNF/Hospice/Medical Rehab.                      24          x           0.60                    =           14.4
        Medical/Surgical/Pediatric                      560         x           1.00                    =           560
        ICU/CCU/NICU                                    40          x           1.25                    =           50

        Total Bed Days:                                                                                 =           624.4
        DAYS PER THOUSAND:                              (624.4 / 30,000) x 12,000                       =           249.76


        The base rate of 120.0% of Medicare Allowable will be incrementally increased/decreased as follows:

        Days per Thousand**                                                     % of Medicare Allowable
        -------------------                                                     -----------------------

---------------------------------------------------------------------------------------------------------------
            GREATER THAN OR EQUAL TO 281.0                                           MINIMUM RETURN
---------------------------------------------------------------------------------------------------------------
            280.9       to          271.0
            269.9       to          260.0
            259.9       to          249.0
            248.9       to          237.0


--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 18 of 26

--------------------------------------------------------------------------------

            236.9       to          225.0
            224.9       to          212.0
---------------------------------------------------------------------------------------------------------------
            211.9       TO          199.0                                            BASE RATE
---------------------------------------------------------------------------------------------------------------
            198.9       to          188.0
            187.9       to          178.0
            177.9       to          168.0
            167.9       to          158.0
            157.9       to          148.0
            147.9       to          137.0
---------------------------------------------------------------------------------------------------------------
            LESS THAN 137.0                                                          MAXIMUM RETURN
---------------------------------------------------------------------------------------------------------------

        ** Calculated using the algorithm shown above.

        The semi-annual days per thousand calculation and its increase of the base rate will be effective for all claims incurred during the new six month period. Claims incurred from prior periods will be adjudicated under its adjusted rate schedule from that period.

1.5     The periods mentioned above shall refer to the following:

        1.5.1 Period 1: Beginning on the first day of the first month of the operational start of this Agreement, e.g., the first day that services are provided to Enrollees under the terms of this Agreement, through the last day of the sixth month or June 30th/December 31st on or after the last day of the sixth month, whichever is later.

        1.5.2 Period 2: Beginning on the first day after the close of Period 1, and after.









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OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 19 of 26

--------------------------------------------------------------------------------

                                 ATTACHMENT E-1

        FINANCIAL ARRANGEMENTS - MEDICAID ENROLLEES (PEDIATRICIANS ONLY)



1.1 GROUP PROVIDER shall be reimbursed at the base rate of #### of the Medicare Allowable Rate (Medicare RBRVS) for all Covered Primary Care Physician Services, as defined in Attachment B, provided to Enrollees during Period 1 of the Agreement (see below).

1.2 GROUP PROVIDER shall be reimbursed at the base rate of #### of the Medicare Allowable Rate (Medicare RBRVS) for all Covered Primary Care Services, as defined in Attachment B, provided to Enrollees during Period 2 of the Agreement (see below).

1.3 GROUP PROVIDER shall be reimbursed the following rates for the following Covered Primary Care Services exclusive of the financial arrangements defined in Sections 1.1 and 1.2:

        1.3.1 Immunization Injections and Administration - (CPT 90700 - 90749, W9875, W9877)
        1.3.2   Preventive Visit, new, infant (CPT 99381)
        1.3.3   Preventive Visit, new, age 1-4 (CPT 99382)
        1.3.4   Preventive Visit, new, age 5-11 (CPT 99383)
        1.3.5   Preventive Visit, new, age 12-17 (CPT 99384)
        1.3.6   Preventive Visit, new, age 18-39 (CPT 99385)
        1.3.7   Preventive Visit, new, age 40-64 (CPT 99386)
        1.3.8   Preventive Visit, new, age 65 & over (CPT 99387)
        1.3.9   Preventive Visit, established, infant (CPT 99391)
        1.3.10  Preventive Visit, established, age 1-4 (CPT 99392)
        1.3.11  Preventive Visit, established, age 5-11 (CPT 99393)
        1.3.12  Preventive Visit, established, age 12-17 (CPT 99394)
        1.3.13  Preventive Visit, established, age 18-39 (CPT 99395)
        1.3.14  Preventive Visit, established, age 40-64 (CPT 99396)
        1.3.15  Preventive Visit, established, age 65 & over (CPT 99397)
        1.3.16  EPSDT

1.4 The base rate of ### of Medicare Allowable will be incrementally increased/decreased according to the following table and algorithm reflecting the GROUP PROVIDER'S performance to effectively cause improved patient outcomes due to successful Enrollee preventive management:

        Algorithm: Inpatient and other institutionally related bed days per thousand will be calculated semi-annually for all Enrollees assigned to GROUP PROVIDER. The calculation is as follows:

        Type of Bed Day*                                                        Number of Adjusted Days per Incurred Bed Day
        ---------------                                                         --------------------------------------------
        SNF/Hospice/Medical Rehab.                                                                   0.60
        Medical/Surgical/Pediatric                                                                   1.00
        ICU/CCU/NICU                                                                                 1.25

        *OB room and board, C-Section room and board, and newborn nursery inpatient bed days are not to be used in this calculation.

        Example:

        Enrollees:                                      5,000 per month @ 6 months (30,000 member months)
        Bed Days:
        SNF/Hospice/Medical Rehab.                      24          x           0.60                    =           14.4
        Medical/Surgical/Pediatric                      560         x           1.00                    =           560
        ICU/CCU/NICU                                    40          x           1.25                    =           50

        Total Bed Days:                                                                                 =           624.4
        DAYS PER THOUSAND:                              (624.4 / 30,000) x 12,000                       =           249.76


        The base rate of 120.0% of Medicare Allowable will be incrementally increased/decreased as follows:

        Days per Thousand**                                                     % of Medicare Allowable
        -------------------                                                     -----------------------

---------------------------------------------------------------------------------------------------------------
            GREATER THAN OR EQUAL TO 205.0                                           MINIMUM RETURN
---------------------------------------------------------------------------------------------------------------
            204.9       to          197.0
            196.9       to          190.0
            189.9       to          182.0
            181.9       to          174.0


--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 20 of 26

--------------------------------------------------------------------------------

            173.9       to          167.0
            166.9       to          159.0
---------------------------------------------------------------------------------------------------------------
            158.9       TO          152.0                                            BASE RATE
---------------------------------------------------------------------------------------------------------------
            151.9       to          143.0
            142.9       to          136.0
            135.9       to          127.0
            126.9       to          118.0
            117.9       to          108.0
            107.9       to          98.0
---------------------------------------------------------------------------------------------------------------
            LESS THAN 98.0                                                           MAXIMUM RETURN
---------------------------------------------------------------------------------------------------------------

        ** Calculated using the algorithm shown above.

        The semi-annual days per thousand calculation and its increase of the base rate will be effective for all claims incurred during the new six month period. Claims incurred from prior periods will be adjudicated under its adjusted rate schedule from that period.

1.5     The periods mentioned above shall refer to the following:

        1.5.1 Period 1: Beginning on the first day of the first month of the operational start of this Agreement, e.g., the first day that services are provided to Enrollees under the terms of this Agreement, through the last day of the sixth month or June 30th/December 31st on or after the last day of the sixth month, whichever is later.

        1.5.2 Period 2: Beginning on the first day after the close of Period 1, and after.








--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 21 of 26

--------------------------------------------------------------------------------

                                  ATTACHMENT F

                              ENROLLEE BONUS LEVELS


GROUP PROVIDER will be paid the following bonus amounts per Enrollee during every month that the corresponding enrollment levels are met:


1.1     Commercial HMO Enrollees

        1.1.1   At least 250 Enrollees and less than 500 Enrollees          PMPM
        1.1.2   500 Enrollees or more                                       PMPM


1.2     Medicare Enrollees

        1.2.1   At least 250 Enrollees and less than 500 Enrollees          PMPM
        1.2.2   500 Enrollees or more                                       PMPM


1.3     Medicaid Enrollees

        1.3.1   At least 250 Enrollees and less than 500 Enrollees          PMPM
        1.3.2   500 Enrollees or more                                       PMPM


The Enrollee Bonuses to GROUP PROVIDER will be calculated on a semi-annual calendar year basis, e.g., January- June, July-December, and settled three (3) months after the close of the applicable semi-annual calendar year period.




--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 22 of 26

--------------------------------------------------------------------------------

                                  ATTACHMENT G

                GROUP PROVIDER AFFILIATED PRIMARY CARE PHYSICIANS

List the names of the Primary Care Physicians that will be providing those Covered Primary Care Physician Services as defined in Attachment B under the terms of this Agreement:

Name                                         Specialty               Address                                   SSN
----                                         ---------               -------                                   ---
1.
    -----------------------------------      ---------------         --------------------------------------    -------------

2.
    -----------------------------------      ---------------         --------------------------------------    -------------

3.
    -----------------------------------      ---------------         --------------------------------------    -------------

4.
    -----------------------------------      ---------------         --------------------------------------    -------------

5.
    -----------------------------------      ---------------         --------------------------------------    -------------

6.
    -----------------------------------      ---------------         --------------------------------------    -------------

7.
    -----------------------------------      ---------------         --------------------------------------    -------------

8.
    -----------------------------------      ---------------         --------------------------------------    -------------

9.
    -----------------------------------      ---------------         --------------------------------------    -------------

10.
    -----------------------------------      ---------------         --------------------------------------    -------------

11.
    -----------------------------------      ---------------         --------------------------------------    -------------

12.
    -----------------------------------      ---------------         --------------------------------------    -------------

13.
    -----------------------------------      ---------------         --------------------------------------    -------------

14.
    -----------------------------------      ---------------         --------------------------------------    -------------

15.
    -----------------------------------      ---------------         --------------------------------------    -------------

16.
    -----------------------------------      ---------------         --------------------------------------    -------------

17.
    -----------------------------------      ---------------         --------------------------------------    -------------

18.
    -----------------------------------      ---------------         --------------------------------------    -------------

19.
    -----------------------------------      ---------------         --------------------------------------    -------------

20.
    -----------------------------------      ---------------         --------------------------------------    -------------

21.
    -----------------------------------      ---------------         --------------------------------------    -------------

22.
    -----------------------------------      ---------------         --------------------------------------    -------------

23.
    -----------------------------------      ---------------         --------------------------------------    -------------

24.
    -----------------------------------      ---------------         --------------------------------------    -------------

25.
    -----------------------------------      ---------------         --------------------------------------    -------------

26.
    -----------------------------------      ---------------         --------------------------------------    -------------

27.
    -----------------------------------      ---------------         --------------------------------------    -------------

28.
    -----------------------------------      ---------------         --------------------------------------    -------------

29.
    -----------------------------------      ---------------         --------------------------------------    -------------

30.
    -----------------------------------      ---------------         --------------------------------------    -------------


--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 23 of 26

--------------------------------------------------------------------------------


31.
    -----------------------------------      ---------------         --------------------------------------    -------------

                                  ATTACHMENT G

                GROUP PROVIDER AFFILIATED PRIMARY CARE PHYSICIANS

List the names of the Primary Care Physicians that will be providing those Covered Primary Care Physician Services as defined in Attachment B under the terms of this Agreement:

Name                                         Specialty               Address                                   SSN
----                                         ---------               -------                                   ---
32.
    -----------------------------------      ---------------         --------------------------------------    -------------

33.
    -----------------------------------      ---------------         --------------------------------------    -------------

34.
    -----------------------------------      ---------------         --------------------------------------    -------------

35.
    -----------------------------------      ---------------         --------------------------------------    -------------

36.
    -----------------------------------      ---------------         --------------------------------------    -------------

37.
    -----------------------------------      ---------------         --------------------------------------    -------------

38.
    -----------------------------------      ---------------         --------------------------------------    -------------

39.
    -----------------------------------      ---------------         --------------------------------------    -------------

40.
    -----------------------------------      ---------------         --------------------------------------    -------------

41.
    -----------------------------------      ---------------         --------------------------------------    -------------

42.
    -----------------------------------      ---------------         --------------------------------------    -------------

43.
    -----------------------------------      ---------------         --------------------------------------    -------------

44.
    -----------------------------------      ---------------         --------------------------------------    -------------

45.
    -----------------------------------      ---------------         --------------------------------------    -------------

46.
    -----------------------------------      ---------------         --------------------------------------    -------------

47.
    -----------------------------------      ---------------         --------------------------------------    -------------

48.
    -----------------------------------      ---------------         --------------------------------------    -------------

49.
    -----------------------------------      ---------------         --------------------------------------    -------------

50.
    -----------------------------------      ---------------         --------------------------------------    -------------

51.
    -----------------------------------      ---------------         --------------------------------------    -------------

52.
    -----------------------------------      ---------------         --------------------------------------    -------------

53.
    -----------------------------------      ---------------         --------------------------------------    -------------

54.
    -----------------------------------      ---------------         --------------------------------------    -------------

55.
    -----------------------------------      ---------------         --------------------------------------    -------------

56.
    -----------------------------------      ---------------         --------------------------------------    -------------

57.
    -----------------------------------      ---------------         --------------------------------------    -------------

58.
    -----------------------------------      ---------------         --------------------------------------    -------------

59.
    -----------------------------------      ---------------         --------------------------------------    -------------


--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 24 of 26

--------------------------------------------------------------------------------

60.
    -----------------------------------      ---------------         --------------------------------------    -------------

61.
    -----------------------------------      ---------------         --------------------------------------    -------------


--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 25 of 26

--------------------------------------------------------------------------------

                                  ATTACHMENT H

                          FEE FOR SERVICE REIMBURSEMENT

                          DIRECT PAYMENT PPO AGREEMENTS



1.1 Definitions: The following definitions apply only to this Attachment H of this Agreement:

        1.1.1 "ATTACHMENT" means this Attachment H, which shall be incorporated herein.

        1.1.2 "HMO OPEN ACCESS ENROLLEE" shall refer to those Commercial HMO Enrollees that have entered into a Group Subscriber Agreement with PLAN for Open Access to COMPANY's Participating Provider network.

        1.1.3 "POS OPEN ACCESS ENROLLEE" shall refer to those POS Enrollees that have entered into a Group Subscriber Agreement with PLAN for Open Access to COMPANY's Participating Provider network.

        1.1.4 "OPEN ACCESS" shall refer to COMPANY's UM/QM Program under which Enrollees are not assigned to GROUP PROVIDER. Under this application, Enrollees are not required to obtain Authorization from COMPANY prior to seeking Primary Care Covered Services from GROUP PROVIDER.

        1.1.5 "DIRECT PAYMENT PPO ENROLLEE" shall refer to those Enrollees that have entered into a Group Subscriber Agreement with PLAN for access to COMPANY's Participating Provider network. Under such a Group Subscriber Agreement, Direct Payment PPO Enrollee shall reimburse GROUP PROVIDER the Direct Payment PPO Enrollee Reimbursement (DPPER) at such time that Primary Care Covered Services are rendered or thereafter.

        1.1.6 "DIRECT PAYMENT PPO ENROLLEE REIMBURSEMENT OR DPPER" shall refer to the rate of compensation as specified in Section 1.3 of this Attachment that GROUP PROVIDER will receive for rendering Primary Care Covered Services to Direct Payment PPO Enrollees.

        1.1.7 "PPO UTILIZATION MANAGEMENT PROGRAM (UM-PPO)" shall mean a program approved by COMPANY and designed to review the appropriate utilization of Covered Services provided to Direct Payment PPO Enrollees.

1.2 COMPANY shall institute a PPO Utilization Management Program as defined in Section 1.1.7 of this Attachment, along with committees comprised of Primary Care and Referral Providers to oversee the implementation and administration of this Program. COMPANY will provide GROUP PROVIDER with a Provider manual defining policies and procedures for the administration of this Program.

1.3     Compensation:

        1.3.1 DIRECT PAYMENT PPO ENROLLEE REIMBURSEMENT: Direct Payment PPO Enrollee shall reimburse GROUP PROVIDER "DPPER" at such time that Primary Care Covered Services are rendered or thereafter, as set forth below as payment for those Primary Care Covered Services made available or provided by GROUP PROVIDER to a Direct Payment PPO Enrollee:

                All Primary Care Covered Services:

        1.3.2   HMO OPEN ACCESS ENROLLEES:

                All Primary Care Covered Services:

        1.3.3   POS OPEN ACCESS ENROLLEES:

                All Primary Care Covered Services:



--------------------------------------------------------------------------------
OPTIMUM HEALTH SERVICES OF FLORIDA, INC.   PRIMARY CARE GROUP PROVIDER AGREEMENT
6/8/98 - REVISED                                     SARASOTA/MANATEE COUNTY MSA
PAGE 26 of 26